Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Finch Investment Group, LLC (the “Company”)
Capital One Securities, Inc.
(together, the “Specified Parties”)

Re: FCI Funding 2024-1, LLC – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “2024-1 Lien Data Tape as of 06172024.xlsx” provided by the Company on June 18, 2024, containing information on 56,963 tax liens (the “Tax Liens”) as of May 31, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by FCI Funding 2024-1, LLC. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $0.01 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit B.

•	The term “Sources” means some or all of the following documents for each of the Selected Tax Liens (defined below) provided by the Company:

–	Screenshots represented by the Company to be from the Company’s internal servicing system used to service and maintain the Tax Liens (the “FIG System Screenshots”),

–	Screenshots represented by the Company to be from a County Assessor Website, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, Tax Certificate Auction Site, and County Tax Certificate Auction Site,

–	Electronic mail correspondence listing property types and use codes corresponding to the Property Type appearing in the Data File (the “Property Type Listing”),

–	“Penalty Rate Statutory List” containing penalty rates for the State of New Jersey,

–	Scanned copies of the Amended Table of Equalized Valuations 2021 listing the equalized ratio for each county in New Jersey for the purpose of recomputing the Market Value, and the Opinion on the amendments to N.J.S.A. 54:5-61, listing the reimbursable fees for the State of New Jersey for the purpose of comparing the Reimbursable Fee (the “NJ Additional Support”), and

–	Scanned copies of the Mississippi Code Title 27. Taxation and Finance 27-45-3 listing interest rates for the State of Mississippi for the purpose of comparing the Current Interest Rate (the “MS Additional Support”).

•	The term “Provided Information” means the Instructions and Sources.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 100 Tax Liens from the Data File (the “Selected Tax Liens”). A listing of the Selected Tax Liens is attached hereto as Exhibit A. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Tax Liens we were instructed to randomly select from the Data File.

B.	For each Selected Tax Lien, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions

Purchase Date	County Assessor Website, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, Tax Certificate Auction Site

Tax Year	County Assessor Website, County Tax Lien Sale System, County Tax Lien Auction Site, Tax Certificate Auction Site

Address	County Assessor Website, County Tax Lien Sale System, County Tax Lien Auction Site, Tax Certificate Auction Site, and Instructions

County	County Assessor Website, County Tax Certificate Auction Site, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, Tax Certificate Auction Site, and Instructions

Attribute	Sources / Instructions

State	County Assessor Website, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, Tax Certificate Auction Site

Property Type	County Assessor Website, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, Tax Certificate Auction Site

Current Interest Rate	County Assessor Website, County Tax Lien Auction Site, County Tax Lien Auction Summary, County Tax Lien Sale System, FIG System Screenshot, Tax Certificate Auction Site, MS Additional Support

Current Penalty Rate (applicable to Selected Tax Liens in New Jersey only)	County Tax Lien Sale System, Penalty Rate Statutory List, and Instructions

Tax Amount	County Tax Lien Sale System, County Tax Lien Auction Summary, County Tax Lien Auction Site, County Assessor Website, Tax Certificate Auction Site

Overbid Amount	County Tax Lien Auction Summary, County Tax Lien Auction Site

Reimbursable Fees	NJ Additional Support and Instructions

Market Value (For all Selected Tax Liens not in New Jersey)	County Assessor Website, County Tax Certificate Auction Site, County Tax Lien Auction Site, County Tax Lien Sale System, FIG System Screenshot, Tax Certificate Auction Site.

Market Value (For Selected Tax Liens in New Jersey)	Recompute the Market Value as the Assessed Value contained in the County Tax Lien Auction Site, County Tax Lien Auction Summary, or FIG System Screenshot divided by the equalized ratio for the respective county contained in the NJ Additional Support.

Interest Amount	Recompute as the Total Unpaid Purchase Amount field plus the Redemptive Interest Rate field in the Data File, minus the sum of Redemptive Fees Due field and the Redemptive Penalty Due field in the Data File.

Penalty Amount	Recompute Penalty Amount as the product of Total Unpaid Tax Lien Amount field and the Penalty Rate field in the Data File.

Redemptive Value	Recompute as the sum of (i) the greater of the Total Unpaid Tax Lien Amount field and Total Unpaid Purchase Amount field, (ii) Interest Amount field, (iii) Redemptive Penalty Due field, and (iv) Redemptive Fees Due field in the Data File.

Combined OLTV	Recompute as the Redemptive Value field divided by the Assessed Value field in the Data File.

We found such information to be in agreement without exception.

C.	For each Selected Tax Lien, the Company instructed us to confirm that the Bankruptcy field of the Data File is equal to “N.”

We found that the Bankruptcy field of the Data File was equal to “N” for all Selected Tax Liens.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Tax Liens, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Tax Liens to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Tax Liens being securitized, (iii) the compliance of the originator of the Tax Liens with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Tax Liens that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/KPMG LLP

Irvine, California
July 24, 2024

Exhibit A – The Selected Tax Liens

Selected Tax Lien Number	Selected Tax Lien ID1	Selected Tax Lien Number	Selected Tax Lien ID1
1	2024001	51	2024051
2	2024002	52	2024052
3	2024003	53	2024053
4	2024004	54	2024054
5	2024005	55	2024055
6	2024006	56	2024056
7	2024007	57	2024057
8	2024008	58	2024058
9	2024009	59	2024059
10	2024010	60	2024060
11	2024011	61	2024061
12	2024012	62	2024062
13	2024013	63	2024063
14	2024014	64	2024064
15	2024015	65	2024065
16	2024016	66	2024066
17	2024017	67	2024067
18	2024018	68	2024068
19	2024019	69	2024069
20	2024020	70	2024070
21	2024021	71	2024071
22	2024022	72	2024072
23	2024023	73	2024073
24	2024024	74	2024074
25	2024025	75	2024075
26	2024026	76	2024076
27	2024027	77	2024077
28	2024028	78	2024078
29	2024029	79	2024079
30	2024030	80	2024080
31	2024031	81	2024081
32	2024032	82	2024082
33	2024033	83	2024083
34	2024034	84	2024084
35	2024035	85	2024085
36	2024036	86	2024086
37	2024037	87	2024087
38	2024038	88	2024088
39	2024039	89	2024089
40	2024040	90	2024090
41	2024041	91	2024091
42	2024042	92	2024092
43	2024043	93	2024093
44	2024044	94	2024094
45	2024045	95	2024095
46	2024046	96	2024096
47	2024047	97	2024097
48	2024048	98	2024098
49	2024049	99	2024099
50	2024050	100	2024100

1 The Company has assigned a unique ID number to each Tax Lien in the Data File. The Selected Tax Lien IDs referred to in this Exhibit are not the Company’s Tax Lien ID numbers.

A-1

Exhibit B - Instructions

Attribute	Instructions
Address	When the Address stated in the Data File is “Unknown” compare the Parcel Number stated in the Data File to the corresponding information contained in FIG System Screenshot.
County	For Selected Tax Liens in Mississippi, consider the County to be the district name contained in the County Tax Lien Auction Site.
Current Penalty Rate	Only Selected Tax Liens in New Jersey have penalty rates. As such, do not perform the procedure on Selected Tax Liens in states other than New Jersey.
Reimbursable Fees	Only Selected Tax Liens in New Jersey have reimbursable fees. As such, do not perform the procedure on Selected Tax Liens in states other than New Jersey.

B-1